Exhibit (a)(1)(B)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take, you should immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

ADS LETTER OF TRANSMITTAL

To Tender All Outstanding American Depositary Shares, each representing two Common Shares,

of

Calliditas Therapeutics AB

at

SEK 416 per ADS

Pursuant to the Offer to Purchase dated July 18, 2024

by

Asahi Kasei Corporation

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 6:00 P.M., Eastern Time, ON AUGUST 30, 2024, UNLESS THE U.S. OFFER IS EXTENDED OR EARLIER
TERMINATED.

This letter of transmittal for ADSs (this “ADS Letter of Transmittal”) is being delivered to you in connection with the offer by Asahi Kasei Corporation, a Japanese corporation (“Buyer”), to purchase all of the outstanding common shares, quota value SEK 0.04 per share (the “Shares”), held by U.S. Persons (the “U.S. Shares”) and all of the outstanding American Depositary Shares, each representing two Shares, quota value SEK 0.04 per share, whether or not held by U.S. Persons (the “ADSs” and, together with the Shares, the “Offer Securities”) of Calliditas Therapeutics AB, a company incorporated under the laws of Sweden (“Calliditas” or the “Company”), upon the terms and subject to the conditions set forth in this Offer to Purchase (this “Offer to Purchase”) and in the related Letter of Transmittal for ADSs (the “ADS Letter of Transmittal”), and Acceptance Form for Shares (the “Acceptance Form for Shares”, which, together with this Offer to Purchase, the ADS Letter of Transmittal and other related materials, as each may be amended or supplemented from time to time, collectively constitute the “U.S. Offer”). The U.S. Offer is being made in conjunction with an offer by Buyer in Sweden directed to holders of Shares, but not holders of ADSs (the “Swedish Offer,” and together with the U.S. Offer, the “Offers”). ADSs (whether or not held by U.S. Persons) may only be tendered in the U.S. Offer.

Please deliver this properly completed and duly executed ADS Letter of Transmittal and accompanying documents to Computershare Trust Company, N.A., Computershare Inc., in its capacity as ADS Tender Agent for the U.S. Offer, at one of the addresses set forth below:

By Mail: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer: COY: CTPC P.O. Box 43011 Providence, RI 02940-3011	By Overnight Courier: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer: COY: CTPC 150 Royall Street, Suite V Canton, MA 02021

DESCRIPTION OF ADSs TENDERED
Name(s) and Address(es) of Holder(s) of Record (If blank, please fill in exactly as name(s) appear(s) on ADS certificate(s))	ADSs Tendered (attach additional list, if necessary)
	Certificated ADSs*		Book-Entry ADSs
	Certificate Number(s) and/or Indicate Book-Entry*	Total Number of ADSs Represented by Certificate(s) being Tendered*	Total Number of Book-Entry ADSs Tendered

Total ADSs
* All ADSs represented by certificates described above will be deemed to have been tendered hereby. See Instruction 4.

THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE ADS TENDER AGENT WILL NOT CONSTITUTE VALID DELIVERY. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH A SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE IRS FORM W-9 SET FORTH BELOW, IF REQUIRED. PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS ADS LETTER OF TRANSMITTAL.

ALL QUESTIONS REGARDING THE U.S. OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, GEORGESON LLC, AT (866) 643-4514 (U.S. toll-free) and (781) 896-3845 (outside U.S. & Canada) OR AT THE ADDRESS SET FORTH ON THE BACK PAGE OF THIS ADS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS ADS LETTER OF TRANSMITTAL OR ANY OF THE OTHER MATERIALS RELATED TO THE U.S. OFFER, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON LLC, AT (866) 643-4514 (U.S. toll-free) and (781) 896-3845 (outside U.S. & Canada).

THE U.S. OFFER IS NOT BEING MADE TO HOLDERS OF ADSs IN ANY JURISDICTION IN WHICH THE MAKING OF THE U.S. OFFER WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION. IN THOSE JURISDICTIONS WHERE APPLICABLE LAWS OR REGULATIONS REQUIRE THE U.S. OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE U.S. OFFER WILL BE DEEMED TO BE MADE ON BEHALF OF BUYER BY ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION TO BE DESIGNATED BY BUYER.

IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY COMPUTERSHARE TRUST COMPANY, N.A., COMPUTERSHARE INC. (THE “ADS TENDER AGENT”) WITH THE DEPOSITARY TRUST COMPANY (“DTC”), COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Asahi Kasei Corporation, a Japanese corporation (“Buyer”), the above-described American Depositary Shares, each representing two common shares, quota value SEK 0.04 per share (the “ADSs”), of Calliditas Therapeutics AB, a company incorporated under the laws of Sweden (“Calliditas”), at a purchase price of SEK 416 per ADS (the “U.S. Offer Consideration”), paid in U.S. Dollars based on the U.S. Dollar (USD)/Swedish kronor (SEK) exchange rate published by Sveriges Riksbank (Sweden’s central bank) on the business day before the date Buyer makes the U.S. Offer Consideration available to the ADS Tender Agent for settlement of the ADSs tendered in the U.S. Offer, without interest and subject to any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 18, 2024, which the undersigned hereby acknowledges the undersigned has received (the “Offer to Purchase,” which, together with this ADS Letter of Transmittal, as each may be amended or supplemented from time to time, collectively constitute the “U.S. Offer”).

The initial acceptance period for the Offers (the “Offer Period”) will commence on July 18, 2024 and expire at 6:00 p.m., New York time, on August 30, 2024, unless the Offer Period is otherwise shortened or extended (the end of the Offer Period, as shortened or extended, the “Expiration Time”). Buyer reserves the right to shorten the acceptance period and set an earlier settlement date as well as to extend the acceptance period and to postpone the settlement date, as may be permissible under applicable laws and regulations, as described in the Offer to Purchase.

Upon the terms and subject to the conditions of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of the ADSs validly tendered herewith and not properly withdrawn prior to the Expiration Time in accordance with the terms of the U.S. Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Buyer, all right, title and interest in and to all of the ADSs being tendered hereby and any and all dividends, distributions, rights, Shares, other ADSs or other securities issued or issuable in respect of such ADSs on or after the date hereof (collectively, “Distributions”) and irrevocably appoints Computershare Trust Company, N.A., Computershare Inc. (the “ADS Tender Agent”) the true and lawful agent. In addition, subject to, and effective upon, acceptance for payment of the ADSs validly tendered herewith and not properly withdrawn prior to the Expiration Time in accordance with the terms of the U.S. Offer, the undersigned hereby irrevocably appoints each of the designees of Buyer as the attorneys-in-fact and proxies of the undersigned with respect to such ADSs and any and all Distributions, with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered ADSs and any Distributions), to the full extent of such ADS holder’s rights with respect to such ADSs and any Distributions (a) to deliver certificates representing such ADSs (the “ADS Certificates”) and any and all Distributions, or transfer of ownership of such ADSs and any and all Distributions on the account books maintained by The Depository Trust Company (“DTC”), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Buyer, (b) to present such ADSs and any and all Distributions for transfer on the books of Calliditas, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs and any Distributions, all upon the terms and subject to the conditions of the U.S. Offer.

By executing this ADS Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message (as defined below)), the undersigned hereby irrevocably appoints the ADS Tender Agent as the true and lawful agent and each of the designees of Buyer as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such ADS holder’s rights with respect to the ADSs tendered hereby and with respect to any and all Distributions in respect of such ADSs, subject to, and effective upon, acceptance for payment of the ADSs validly tendered herewith and not properly withdrawn prior to the Expiration Time in accordance with the terms of the U.S. Offer. The designees of Buyer will, with respect to such ADSs and Distributions, be empowered to exercise all voting and any other rights of such ADS holder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of securityholders, by written consent in lieu of any such meeting or otherwise as they, in their sole discretion, deem proper with respect to all ADSs and any and all Distributions. This proxy and power of attorney shall be irrevocable, are granted in consideration of the acceptance of payment for such ADSs in accordance with the terms of the U.S. Offer and are coupled with an interest in the tendered ADSs and any and all Distributions. Such appointment is effective when, and only to the extent that, Buyer accepts the ADSs tendered with this ADS Letter of Transmittal for payment pursuant to the U.S. Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such ADSs and any and all associated Distributions (other than prior powers of attorney, proxies or consent given by the undersigned to Buyer or the ADS Tender Agent) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations (other than powers of attorney, proxies, consents or revocations given to Buyer or the ADS Tender Agent) may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).

Buyer reserves the right to require that, in order for ADSs to be deemed validly tendered, immediately upon Buyer’s acceptance for payment of such ADSs, Buyer must be able to exercise full voting, consent and other rights with respect to such ADSs (and any and all Distributions) and other related securities or rights, including voting at any meeting of ADS holders of Calliditas or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all of the ADSs tendered hereby and any and all Distributions and, when the same are accepted for payment by Buyer, Buyer will acquire good, marketable and unencumbered title thereto (and to any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that (a) the undersigned is the holder of record of the ADSs, or (b) the ADS Certificate(s), if any, have been endorsed to the undersigned in blank, or (c) the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the ADSs. The undersigned will, upon request, execute and deliver any additional documents deemed by the ADS Tender Agent or by Buyer to be necessary or desirable to complete the sale, assignment and transfer of any and all of the ADSs tendered hereby (and any and all Distributions). In addition, the undersigned shall promptly remit and transfer to the ADS Tender Agent for the account of Buyer any and all Distributions in respect of any and all of the ADSs tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance and transfer or appropriate assurance thereof, Buyer shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire U.S. Offer Consideration or deduct from such U.S. Offer Consideration the amount or value thereof, as determined by Buyer in its sole discretion.

It is understood that the undersigned will not receive payment for the ADSs unless and until the ADSs are accepted for payment and until the ADS Certificate(s) owned by the undersigned (if any) are timely received by the ADS Tender Agent at the address set forth above, together with such additional documents as the ADS Tender Agent may require, or, in the case of ADSs held in book-entry form, ownership of ADSs is validly and timely transferred on the account books maintained by DTC, and until the same are processed for payment by the ADS Tender Agent.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE ADS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER OF ADSs, AND DELIVERY WILL BE CONSIDERED MADE ONLY WHEN THE ADS TENDER AGENT ACTUALLY RECEIVES THE ADS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS ENCOURAGED AND STRONGLY RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION TIME.

All authority conferred or agreed to be conferred pursuant to this ADS Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except upon the terms and subject to the conditions of the U.S. Offer, a tender pursuant to this ADS Letter of Transmittal is irrevocable.

The undersigned understands that the valid tender of ADSs pursuant to one of the procedures described in Section 3 of the Offer to Purchase (Procedures for Accepting the U.S. Offer and Tendering ADSs) and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the U.S. Offer (and if the U.S. Offer is extended or amended, the terms and conditions of any such extension or amendment). The acceptance for payment by Buyer of ADSs tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase (Procedures for Accepting the U.S. Offer and Tendering ADSs) and in the instructions hereto will constitute a binding agreement between the undersigned and Buyer upon the terms and subject to the conditions of the U.S. Offer. The undersigned recognizes that under certain circumstances, upon the terms and subject to the conditions of the U.S. Offer, Buyer may not be required to accept for payment any of the ADSs tendered hereby.

Unless otherwise indicated under “Special Payment Instructions” below, please issue the check for the U.S. Offer Consideration in the name(s) of, and/or return any ADS Certificates representing ADSs not validly tendered or accepted for payment to, the holder(s) of record appearing under “Description of ADSs Tendered” above. Similarly, unless otherwise indicated under “Special Delivery Instructions” below, please mail the check for the U.S. Offer Consideration and/or return any ADS Certificates representing ADSs not validly tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the holder(s) of record appearing under “Description of ADSs Tendered” above.

In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the U.S. Offer Consideration and/or issue any ADS Certificates representing ADSs not validly tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such ADS Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any ADSs validly tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Buyer has no obligation pursuant to the Special Payment Instructions to transfer any ADSs from the name of the holder of record thereof if Buyer does not accept for payment any of the ADSs so validly tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5 and 7)			SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 5 and 7)
To be completed ONLY if the check for the U.S. Offer Consideration for ADSs validly tendered and accepted for payment is to be issued in the name of someone other than the undersigned.

To be completed ONLY if ADS Certificate(s) not validly tendered or not accepted for payment and/or the check for the U.S. Offer Consideration for ADSs validly tendered and accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of ADSs Tendered” above.

Issue:	☐	Check to:	Issue:	☐	Check and/or
				☐	ADS Certificates to:
Name:			Name:
(Please Print)			(Please Print)
Address:			Address:

(Include Zip Code)			(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT—SIGN HERE
(ADS Holders Who Are U.S. Persons Please Also Complete the Enclosed IRS Form W-9)
(U.S. ADS Holders Who Are Not U.S. Persons Please Obtain and Complete IRS Form W-8BEN or W-8BEN-E or Other
Applicable IRS Form W-8)

(Signature(s) of ADS holder(s))
Dated: __________________, 2024

(Must be signed by holder(s) of record exactly as name(s) appear(s) on ADS Certificate(s) or on a security position listing or by person(s) authorized to become holder(s) of record by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name(s):

(Please Print)

Area Code and Telephone Number:

Dated: _________________________, 20

Place medallion guarantee in space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the U.S. Offer

1.    Guarantee of Signatures for ADSs. No signature guarantee is required on the ADS Letter of Transmittal if (i) the ADS Letter of Transmittal is signed by the registered holder of the ADSs tendered therewith, unless such holder has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on the ADS Letter of Transmittal or (ii) ADSs are tendered for the account of a financial institution (including most commercial banks, savings and loans associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (SEMP) (each, an “Eligible Institution,” and collectively, “Eligible Institutions”). In all other cases, all signatures on this ADS Letter of Transmittal must be guaranteed with a Medallion Guarantee. See Instruction 5 of the ADS Letter of Transmittal. If an ADS is registered in the name of a person other than the signatory of the ADS Letter of Transmittal, or if payment is to be made or delivered to a person other than the registered holder, then the American Depositary Receipts (“ADRs”) must be endorsed or transferred by the registered holder or a proper separate instrument of transfer signed by the registered holder must be provided, and the signature on the endorsement or instrument of transfer must be guaranteed by a Medallion Guarantee.

2.    Requirements of Tender. Unless an Agent’s Message is utilized, this ADS Letter of Transmittal is to be completed by ADS holders if tenders are to be made by book entry transfer. Timely confirmation (a “Book Entry Confirmation”) of a book entry transfer of ADS holders into the ADS Tender Agent’s account at DTC, as well as this ADS Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book entry transfer, and any other documents required by this ADS Letter of Transmittal, must be received by the ADS Tender Agent at one of its addresses set forth herein on or prior to the Expiration Time (as defined in the Offer to Purchase). The term “Agent’s Message” means a message transmitted to the ADS Tender Agent by DTC, received by the ADS Tender Agent, and forming a part of a book-entry confirmation and states that DTC has received an express acknowledgment from the participant tendering the ADSs that are the subject of such book-entry confirmation stating that such participant has received, and agrees to be bound by, the terms of the Offer to Purchase and the ADS Letter of Transmittal, and that Buyer may enforce such agreement against such participant.

The method of delivery of the ADS Letter of Transmittal and all other required documents, including delivery through DTC, is at the option and sole risk of the tendering shareholder, and delivery will be considered made only when the ADS Tender Agent actually receives the ADS Letter of Transmittal and all other required documents. If delivery is by mail, registered mail with return receipt requested, properly insured, is encouraged and strongly recommended. In all cases, sufficient time should be allowed to ensure timely delivery prior to the Expiration Time.

Do NOT send any ADRs evidencing ADSs, the ADS Letter of Transmittal or any related documents to Buyer, the Information Agent or the ADS Depositary.

DELIVERY OF THE ADRs EVIDENCING ADSs, THE ADS LETTER OF TRANSMITTAL OR ANY OTHER REQUIRED DOCUMENTS TO BUYER, THE ADS DEPOSITARY OR THE INFORMATION AGENT DOES NOT CONSTITUTE A VALID TENDER.

No alternative, conditional or contingent tenders will be accepted and no fractional ADSs will be purchased. All tendering ADS holders, by execution of this ADS Letter of Transmittal, waive any right to receive any notice of the acceptance of their ADSs for payment.

3.    Inadequate Space. If the space provided on the cover page to this ADS Letter of Transmittal is inadequate, the certificate numbers and/or the number of ADSs should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this ADS Letter of Transmittal is signed.

4.    Partial Tenders. If fewer than all the ADSs evidenced by any ADS Certificate delivered to the ADS Tender Agent are to be tendered, stockholders should contact the Transfer Agent by phone at +1 800-509-5586 (toll free in the United States) to arrange to have such ADS Certificate divided into separate ADS Certificates representing the number of ADSs to be tendered and the number of ADSs to not be tendered. The ADS holder should then tender the ADS Certificate representing the number of ADSs to be tendered as set forth in this ADS Letter of Transmittal. All ADS represented by ADS Certificates delivered to the ADS Tender Agent will be deemed to have been tendered.

5.    Signatures on ADS Letter of Transmittal. If any of the ADSs tendered hereby are held of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

If any tendered ADSs are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such ADSs.

If this ADS Letter of Transmittal or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Buyer of their authority so to act must be submitted with this ADS Letter of Transmittal.

6.    Transfer Taxes. Except as otherwise provided in this Instruction 6, all transfer, documentary, sales, use, stamp, registration and other similar taxes and fees with respect to the transfer and sale of ADSs contemplated hereby shall be paid by Calliditas. If payment of the U.S. Offer Consideration is to be made to a person other than the person in whose name the tendered ADSs are registered on the stock transfer books of Calliditas, it shall be a condition of payment that the person requesting such payment shall have paid all transfer and other similar taxes required by reason of the payment of the U.S. Offer Consideration to a person other than the registered holder of the ADSs tendered.

7.    Special Payment and Delivery Instructions. If a check for the U.S. Offer Consideration is to be issued to, an/or ADS Certificates representing ADSs not validly tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this ADS Letter of Transmittal or if a check is to be returned to a person other than the person(s) signing this ADS Letter of Transmittal to an address other than that shown in the box titled “Description of ADSs Tendered” above, the appropriate boxes on this ADS Letter of Transmittal should be completed.

8.    Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to Georgeson LLC (the “Information Agent”) at its address and telephone number set forth below. Additional copies of the Offer to Purchase, this ADS Letter of Transmittal and other materials related to the U.S. Offer may be obtained at no cost to ADS holders from the Information Agent. Additionally, copies of the Offer to Purchase, this ADS Letter of Transmittal and any other materials related to the U.S. Offer are available free of charge at www.sec.gov. ADS holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance.

9.    IRS Form W-9 or IRS Form W-8. A tendering ADS holder that is a U.S. Person (as defined below) is required to provide the ADS Tender Agent with a correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, which is provided herein, and to certify, under penalties of perjury, that such number is correct and that such holder is not subject to backup withholding of U.S. federal income tax. If a tendering ADS holder that is a U.S. Person is subject to backup withholding, such holder must cross out Item (2) of Part II of IRS Form W-9. Failure to provide the information on the IRS Form W-9 may subject a tendering ADS holder that is a U.S. Person to a penalty imposed by the IRS and U.S. federal backup income tax withholding (current at a rate of 24%) of any payments made to such holder or other payee pursuant to the Tender Offer.

Certain ADS holders and other payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Exempt U.S. Persons should indicate their exempt status on IRS Form W-9. A tendering ADS holder (or other payee) who is a foreign individual or a foreign entity should complete, sign, and submit to the ADS Tender Agent the appropriate IRS Form W-8. The appropriate IRS Form W-8 may be downloaded from the Internal Revenue Service’s website at the following address: www.irs.gov. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause ADSs to be deemed invalidly tendered, but may require the ADS Tender Agent to withhold a portion of the amount of any payments made of the U.S. Offer Consideration pursuant to the U.S. Offer.

For this purpose, a “U.S. Person” is an individual who is a U.S. citizen or U.S. resident alien, a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States or an estate the income of which is subject to tax in the United States regardless of its source or a trust, which (a) is subject to the primary jurisdiction of a court within the United States and for which one or more U.S. persons have authority to control all substantial decisions, or (b) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes. See the instructions to IRS Form W-9 or the appropriate Form W-8, as applicable, for additional information regarding qualifying for an exemption from backup withholding and the procedure for obtaining the exemption.

NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 (OR APPROPRIATE IRS FORM W-8, AS APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE U.S. OFFER. PLEASE REVIEW THE “IMPORTANT U.S. TAX INFORMATION” SECTION BELOW.

10.  Waiver of Conditions. The Offers are conditioned upon the satisfaction or waiver by Buyer of certain conditions described in the Section 16 of the Offer to Purchase (Conditions to the Offers). Buyer expressly reserves the right to waive or make any other changes to the terms and conditions of the Offers. These conditions to the U.S. Offer are for the benefit of Buyer and may be waived (where permitted by applicable law) by Buyer in whole or in part at any time or from time to time prior to the Expiration Time. The failure by Buyer at any time to exercise any of the foregoing rights will not be deemed a waiver of any such right, and each such right will be deemed an ongoing right which may be asserted at any time and from time to time. In accordance with Rule 14d-6(c) of the Exchange Act, any material change in information provided or sent to the Company’s securityholders will be promptly disclosed to such shareholders by an amendment to the Offer to Purchase.

11.  Holders of Shares Not Represented by ADSs, Share Rights, Option Rights or Warrants. Tenders of Equity Interests other than ADSs cannot be made by means of this ADS Letter of Transmittal. If you wish to tender such Equity Interests you must follow the procedures set forth in Section 4.4—“Acceptance Procedure of the Tender Offer” of the Tender Offer Document.

12.  No Interest. Under no circumstances will interest be paid on the U.S. Offer Consideration for the tendered ADSs whether or not the Expiration Time is extended. After the Acceptance Time, Buyer’s obligation to make payments to tendering holders of ADSs shall continue until the U.S. Offer Consideration is paid to tendering holders of ADSs whose ADSs have been accepted in the U.S. Offer. Upon the deposit of funds with the ADS Tender Agent for the purpose of making payments to tendering holders whose ADSs were accepted in the U.S. Offer, Buyer’s obligation to make the payment shall be satisfied, and tendering holders whose ADSs were accepted in the U.S. Offer must thereafter look solely to the ADS Tender Agent for payment of amounts owed to them by reason of the acceptance for payment of ADSs pursuant to the U.S. Offer.

13.  Determination of Validity. All questions as to the form of documents and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of ADSs will be determined by Buyer in its sole discretion, which determination shall be final and binding on all parties, subject to a shareholder’s right to challenge our determination in a court of competent jurisdiction. Buyer reserves the absolute right to reject any and all tenders of ADSs determined by it not to be in proper form or the acceptance for purchase for which may, in the opinion of Buyer’s counsel, be unlawful. Buyer also reserves the absolute right to waive any defect or irregularity in the tender of any ADSs of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. No tender of ADSs will be deemed to have been validly made until all defects and irregularities have been cured or waived. Neither Buyer nor any of its affiliates or assigns nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Buyer’s interpretation of the terms of the U.S. Offer will be final and binding. None of the Information Agent, the ADS Tender Agent or any other person shall be under any duty to give notice of any defects, irregularities or waivers with respect to tenders, nor shall any of them incur any liability for failure to give such notice.

If you are in any doubt about the procedure for tendering ADSs into the U.S. Offer, please contact the Information Agent.

14.  Expiration Date. The initial acceptance period for the Offers (the “Offer Period”) will commence on July 18, 2024 and expire at 6:00 p.m., New York time, on August 30, 2024, unless the Offer Period is otherwise shortened or extended (the end of the Offer Period, as shortened or extended, the “Expiration Time”). Buyer reserves the right to shorten the acceptance period and set an earlier settlement date as well as to extend the acceptance period and to postpone the settlement date, as may be permissible under applicable laws and regulations, as described in the Offer to Purchase.

IMPORTANT: THIS ADS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE ADS TENDER AGENT PRIOR TO THE EXPIRATION TIME.

IMPORTANT U.S. TAX INFORMATION

Under U.S. federal income tax law, an ADS holder (or other payee) whose tendered ADSs are accepted for payment is required by law to provide the ADS Tender Agent (as payer) with such ADS holder’s (or other payee’s) properly certified TIN and certain other information on an IRS Form W-9 or otherwise establish a basis for exemption from backup withholding (including by providing a properly completed and correct applicable IRS Form W-8). If such ADS holder (or other payee) is a U.S. individual, the TIN is generally such ADS holder’s (or other payee’s) social security number. If the ADS Tender Agent is not provided with the correct TIN in the required manner or the ADS holder (or other payee) does not otherwise establish its exemption from backup withholding (as described below), payments that are made to such ADS holder (or other payee) with respect to ADSs purchased pursuant to the U.S. Offer may be subject to backup withholding.

If backup withholding of U.S. federal income tax on payments for ADSs made in the U.S. Offer or under the Merger Agreement applies, the ADS Tender Agent is required to withhold at the applicable backup withholding rate (currently 24%) from any payments of the U.S. Offer Consideration made to the ADS holder (or other payee). Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is timely and properly furnished to the IRS.

Exempt ADS holders

Certain ADS holders and other payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are exempt from these backup withholding and reporting requirements provided that such ADS holder (or other payee) properly demonstrates such exemption to the ADS Tender Agent. An exempt ADS holder (or other exempt payee) that is a U.S. Person should indicate its exempt status on an IRS Form W-9, in accordance with the instructions thereto. An ADS holder (or other payee) who is a foreign individual or a foreign entity should complete, sign, and submit to the ADS Tender Agent the appropriate IRS Form W-8. The appropriate IRS Form W-8 may be downloaded from the IRS’s website at the following address: www.irs.gov.

Please consult your tax advisor for further guidance regarding the completion of the IRS Form W-9, IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8) to claim exemption from backup withholding. Failure to complete the IRS Form W-9 will not, by itself, cause ADSs to be deemed invalidly tendered, but may require the ADS Tender Agent to withhold a portion of the amount of any payments of the U.S. Offer Consideration pursuant to the U.S. Offer.

Form W-9 Rev. March 2024) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Department of the Treasury Internal Revenue Service Go to www.irs.gov/FormW9 for instructions and the latest information. Give form to the requester. Do not send to the IRS. Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below. Print or type. See Specific Instructions on page 3. 1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.) 2 Business name/disregarded entity name, if different from above. 3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor C corporation S corporation Partnership Trust/estate LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner. Other (see instructions) 3b If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . . 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) (Applies to accounts maintained outside the United States.) 5 Address (number, street, and apt. or suite no.). See instructions. 6 City, state, and ZIP code Requester’s name and address (optional) 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter. Social security number – – or Employer identification number Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person Date General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. What’s New Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification. New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. • Form 1099-INT (interest earned or paid). • Form 1099-DIV (dividends, including those from stocks or mutual funds). • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds). • Form 1099-NEC (nonemployee compensation). • Form 1099-B (stock or mutual fund sales and certain other transactions by brokers). • Form 1099-S (proceeds from real estate transactions). • Form 1099-K (merchant card and third-party network transactions). • Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition). • Form 1099-C (canceled debt). • Form 1099-A (acquisition or abandonment of secured property). Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued); 2. Certify that you are not subject to backup withholding; or 3. Claim exemption from backup withholding if you are a U.S. exempt payee; and 4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and 5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien; • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; • An estate (other than a foreign estate); or • A domestic trust (as defined in Regulations section 301.7701-7). Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities. The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status. • In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity. • In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust. • In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust. See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester; 2. You do not certify your TIN when required (see the instructions for Part II for details); 3. The IRS tells the requester that you furnished an incorrect TIN; 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or 5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier. What Is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application. Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2. Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2. Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2. Line 3a Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a. IF the entity/individual on line 1 is a(n) . . . THEN check the box for . . . Corporation Corporation. Individual or Sole proprietorship Individual/sole proprietor. LLC classified as a partnership for U.S. federal tax purposes or LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation. Partnership Partnership. Trust/estate Trust/estate. Line 3b Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b. Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply. Line 4 Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you. Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions. Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4. 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2—The United States or any of its agencies or instrumentalities. 3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. 4—A foreign government or any of its political subdivisions, agencies, or instrumentalities. 5—A corporation. 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory. 7—A futures commission merchant registered with the Commodity Futures Trading Commission. 8—A real estate investment trust. 9—An entity registered at all times during the tax year under the Investment Company Act of 1940. 10—A common trust fund operated by a bank under section 584(a). 11—A financial institution as defined under section 581. 12—A middleman known in the investment community as a nominee or custodian. 13—A trust exempt from tax under section 664 or described in section 4947. The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 7. Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions and patronage dividends Exempt payees 1 through 4. Payments over $600 required to be reported and direct sales over $5,0001 Generally, exempt payees 1 through 5.2 Payments made in settlement of payment card or third-party network transactions Exempt payees 1 through 4. 1 See Form 1099-MISC, Miscellaneous Information, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37). B—The United States or any of its agencies or instrumentalities. C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i). E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i). F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state. G—A real estate investment trust. H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940. I—A common trust fund as defined in section 584(a). J—A bank as defined in section 581. K—A broker. L—A trust exempt from tax under section 664 or described in section 4947(a)(1). M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan. Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the RequesterFor this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint account) other than an account maintained by an FFI The actual owner of the account or, if combined funds, the first individual on the account1 3. Two or more U.S. persons (joint account maintained by an FFI) Each holder of the account 4. Custodial account of a minor (Uniform Gift to Minors Act) The minor2 5. a. The usual revocable savings trust (grantor is also trustee) The grantor-trustee1 b. So-called trust account that is not a legal or valid trust under state law The actual owner1 6. Sole proprietorship or disregarded entity owned by an individual The owner3 7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A)) The grantor For this type of account: Give name and EIN of: 8. Disregarded entity not owned by an individual The owner 9. A valid trust, estate, or pension trust Legal entity4 10. Corporation or LLC electing corporate status on Form 8832 or Form 2553 The corporation 11. Association, club, religious, charitable, educational, or other tax-exempt organization The organization 12. Partnership or multi-member LLC The partnership 13. A broker or registered nominee The broker or nominee 14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments The public entity 15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B)) The trust 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN. 3 You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Note: The grantor must also provide a Form W-9 to the trustee of the trust. For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041. Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: Protect your SSN, Ensure your employer is protecting your SSN, and Be careful when choosing a tax return preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039. For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027. Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

The ADS Tender Agent for the U.S. Offer is:

By Mail: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer: COY: CTPC P.O. Box 43011 Providence, RI 02940-3011	By Overnight Courier: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer: COY CTPC 150 Royall Street, Suite V Canton, MA 02021

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE ADS TENDER AGENT.

Questions and requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below. Requests for copies of the Offer to Purchase and this ADS Letter of Transmittal may be directed to the Information Agent. Such copies will be furnished promptly at Buyer’s expense. Holders of ADSs may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the U.S. Offer. Buyer will not pay any fees or commissions to any broker or dealer or any other person (other than the Information Agent or the ADS Tender Agent) for soliciting tenders of ADSs pursuant to the U.S. Offer.

The Information Agent for the U.S. Offer is:

1290 Avenue of the Americas, 9th Floor
New York, NY 10104

ADS Holders, Banks and Brokers
Call Toll Free:
(866) 643-4514

Outside U.S. & Canada:
(781) 896-3845